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                                                                      EXHIBIT 21

                         REPUBLIC NEW YORK CORPORATION
                 PRINCIPAL SUBSIDIARIES AS OF DECEMBER 31, 1997

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                                                                 JURISDICTION
NAME OF CORPORATION                                              OF FORMATION
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
Republic New York Corporation..................................  Maryland
  Delaware Securities Processing Corp. ........................  Delaware
  R/Clip Corp. ................................................  Delaware
  Republic Bank California National Association................  United States
  Republic Business Credit Corporation.........................  New York
  Republic Investments (Canada) Limited........................  Canada
  Republic New York Capital I (statutory business trust).......  Delaware
  Republic New York Capital II statutory business trust).......  Delaware
  Republic New York Securities Corporation.....................  Maryland
  Republic Services Corporation................................  Maryland
    RICS NJ, Inc. .............................................  New Jersey
  RNYC Liquid Portfolio Corporation............................  Delaware
  RNYC Liquid Portfolio Company Limited........................  Guernsey
  RNYC -- NJ Realty Corp. .....................................  New Jersey
  Republic National Bank of New York...........................  United States
    C.B. "Republic National Bank of New York (RR)" L.L.C.).....  Moscow
    Delaware Mortgage Investors Corporation....................  Delaware
    Nevada Asset Management Corporation........................  Nevada
    Nievo SRL..................................................  Italy
    Republic Consumer Lending Group, Inc. .....................  New York
    Republic Financial Services Corporation....................  New York
    Republic Forex Options Corporation.........................  Maryland
    Republic International Bank of New York (Miami)............  United States
      Republic Leasing (Chile) S.A. ...........................  Chile
        Republic Factoring (Chile) Limited.....................  Chile
      RIBNY Overseas Investments Holding Corporation...........  Delaware
        RNYOIC Limited.........................................  Guernsey
        Republic International Management Company S.A.M. ......  Monaco
        Republic Leasing (Uruguay) S.A. .......................  Uruguay
        Republic National Bank of New York (Singapore)
             Limited...........................................  Singapore
          RNB Futures (Singapore) Ltd. ........................  Singapore
        Republic National Bank of New York (Uruguay) S.A. .....  Uruguay
        RNB Finance (Hong Kong) Limited........................  Hong Kong
          RNB Hong Kong (Nominees) Limited.....................  Hong Kong
    Republic National Bank of New York (Mexico) S.A. ..........  Mexico
      Imobiliaria RNB, S.A. de C.V. ...........................  Mexico
    Republic New York Investment Corporation...................  Delaware
    Republic Overseas Banks Holding Corporation................  Delaware
      Republic International Bank of New York (Delaware).......  United States
        Republic Investment Management Sociedad
          Gerente de Fondos Comunes de Inversion S.A. .........  Argentina
        Republic New York Holdings (UK)........................  England
          Republic Mase........................................  England
             Republic Mase Australia Limited...................  Australia
               Republic Mase Australia (NZ) Limited............  New Zealand
             Republic Mase Hong Kong Limited...................  Hong Kong
             Republic New York (U.K.) Limited..................  England
      Republic National Bank of New York (Canada)..............  Canada
        Republic Securities (Canada) Inc. .....................  Canada
      Republic National Bank of New York (Cayman) Limited......  Cayman Islands
      Republic National Bank of New York (Cyprus) Limited......  Cyprus
      Republic National Bank of New York (International)
        Limited................................................  Bahamas
        Banco Republic National Bank of New York (Brasil) S.A..  Brazil
      Safra Republic Holdings S.A. ............................  Luxembourg
        Republic National Bank of New York
          (France).............................................  France
        Republic National Bank of New York
          (Gibraltar) Limited..................................  Gibraltar
        Republic National Bank of New York
          (Guernsey) Limited...................................  Guernsey
        Republic National Bank of New York
          (Luxembourg) S.A. ...................................  Luxembourg
        Republic National Bank of New York
          (Monaco) S.A. .......................................  Monaco
        Republic National Bank of New York
          (Suisse) S.A. .......................................  Switzerland
        Safra Republic Investments (Guernsey)
          Limited..............................................  Guernsey
Republic Premises Corporation..................................  Maryland
RNB (Nominees) Limited.........................................  England
RNB Services Limited...........................................  England
Tower Holding New York Corporation.............................  New York
Wlliamsburgh Financial Corporation.............................  Delaware
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